UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 6, 2011

CELSION CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ 08648
(Address of Principal Executive Offices) (Zip Code)

(609) 896-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On December 1, 2011, Celsion Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) under which the Company agreed to enter into a private placement with certain accredited institutional investors and two members of the Company’s Board of Directors, Mr. Frederick Fritz and Dr. Alberto Martinez (collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to issue 6,486,488 shares of its common stock and warrants to purchase up to 3,243,244 shares of its common stock (the “Warrants”). The Purchase Agreement provides that the securities will be sold in units at a price of $2.3125 per unit, with each unit consisting of one share of the Company’s common stock and 1/2 of a warrant to purchase one share of the Company’s common stock, for an aggregate offering price of $15,000,003.50 (the “Offering”).

In the Offering, each warrant to purchase shares of the Company’s common stock will have an exercise price of $2.36 per share, for total potential additional proceeds to the Company of up to approximately $7.5 million upon exercise of the warrants. The warrants in the Offering are immediately exercisable for cash or, solely in the absence of an effective registration statement, by net exercise and will expire five years from the date of issuance. Form of the Warrant is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Purchase Agreement contain customary representations, warranties, and indemnification by the Company. Form of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Concurrent with the issuance and sale of the Offering common stock and warrants, the Company also entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”) that requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale by the Purchasers of the common stock issued in the Offering and the shares of common stock issuable upon exercise of the warrants issued in the Offering. A form of the Registration Rights Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference.

On November 23, 2011, the Company entered into an amendment to the engagement letter by and between the Company and Rodman & Renshaw, LLC, dated June 30, 2011 as amended on July 21, 2011 (the “Amendment to the Engagement Letter”).  Pursuant to the Amendment to the Engagement Letter, Rodman & Renshaw, LLC will receive, for serving as placement agent in the Offering, aggregate fees of 6.75 percent (6.75%) of the aggregate purchase price paid by each Purchaser in the Offering. A copy of the Amendment to the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The above descriptions of the Purchase Agreement, the Warrants, the Registration Rights Agreement, and the Amendment to the Engagement Letter are qualified in their entirety by reference to Exhibits 10.1, 4.1, 10.2, and 1.1 attached hereto, respectively.

Item 3.02                      Unregistered Sales of Equity Securities

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 3.02.

The purchase and issuance of securities in the Offering were completed on December 6, 2011.

In connection with the Offering, the Company will pay $1,011,690.87 to Rodman & Renshaw, LLC for serving as placement agent in the Offering and $809.37 to Dominick & Dominick LLC in relation to the participation of a certain investor. The Company will also reimburse certain fees and expenses of the placement agent.

   The securities issued in the Offering as described above have not been registered under the Securities Act of 1933, as amended, and were made pursuant to the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D and/or Regulation S promulgated thereunder. The shares issued or issuable thereunder are restricted in accordance with Rule 144 under the Securities Act of 1933. The issuances and the potential issuances did not involve any public offering; the Company made no solicitation in connection with the private placement other than communications with the purchasers; the Company obtained representations from the purchasers regarding their investment intent, knowledge and experience; the purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the purchasers are capable of evaluating the merits and risks of their investment; and the shares issued or potentially issuable thereunder were issued or are issuable with restricted securities legends.

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares have not been registered under the Securities Act of 1933 or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. As part of the Offering, the Company has agreed to file a registration statement covering the resale of the shares of common stock issued in the Offering and the shares of common stock issuable upon exercise of the warrants issued in the Offering.

Item 7.01                       Regulation FD Disclosure.

A copy of the Company’s press release, entitled “Celsion Corporation Announces Closing of $15 Million Private Placement Offering,” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits
Exhibit Number	Description

1.1	Amendment to the Engagement Letter, dated November 23, 2011, by and between Celsion Corporation and Rodman & Renshaw, LLP.
4.1	Form of Common Stock Purchase Warrant.
10.1	Form of Purchase Agreement, dated December 1, 2011, by and between Celsion Corporation and the Purchasers.
10.2	Form of Registration Rights Agreement.
99.1	Press Release, dated December 6, 2011, entitled “Celsion Corporation Announces Closing of $15 Million Private Placement Offering.”

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

December 6, 2011	By:	/s/ Gregory Weaver
Gregory Weaver
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment to the Engagement Letter, dated November 23, 2011, by and between Celsion Corporation and Rodman & Renshaw, LLP.
4.1	Form of Common Stock Purchase Warrant.
10.1	Form of Purchase Agreement, dated December 1, 2011, by and among Celsion Corporation and the Purchasers
10.2	Form of Registration Rights Agreement.
99.1	Press Release, dated December 6, 2011, entitled “Celsion Corporation Announces Closing of $15 Million Private Placement Offering.”